SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2006

MOOG INC.

(Exact name of registrant as specified in its charter)

New York

     1-5129

    16-0757636

(State or Other Jurisdiction

(Commission

(I.R.S. Employer

          of Incorporation)

File Number)

Identification No.)

East Aurora, New York

                14052-0018

   (Address of principal executive offices)

                 (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (716) 652-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 11, 2006, Moog Inc. (the “Company”) issued a press release announcing that the Company had closed on its acquisition of Curlin Medical, LLC and its affiliated companies.  Curlin Medical is a manufacturer of infusion pumps headquartered in Huntington Beach, California.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Press release dated April 11, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:  April 11, 2006

By:          /s/ Donald R. Fishback

Name:

Donald R. Fishback

Controller

EXHIBIT INDEX

Exhibit

Description

99.1

Press release dated April 11, 2006